Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TIMBERLAND BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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December 14, 2006

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Timberland Bancorp, Inc. ("Company"). The meeting will be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 23, 2007 at 1:00 p.m., local time.

        The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

/s/Clarence E. Hamre

Clarence E. Hamre
Chairman of the Board

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TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 23, 2007

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timberland Bancorp, Inc. will be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 23, 2007, at 1:00 p.m., local time. A proxy card and a proxy statement for the annual meeting are enclosed.

            The annual meeting is for the purpose of considering and voting on the following proposal:

             Proposal 1.             Election of three directors of Timberland Bancorp, Inc. for three year terms.

            Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

            The Board of Directors has fixed the close of business on December 1, 2006 as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Dean J. Brydon

DEAN J. BRYDON
CORPORATE SECRETARY

Hoquiam, Washington
December 14, 2006

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 23, 2007

        The Board of Directors of Timberland Bancorp, Inc. is using this proxy statement to solicit proxies from our shareholders for use at the annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 14, 2006.

        The information provided in this proxy statement relates to Timberland Bancorp, Inc. and its wholly-owned subsidiary, Timberland Bank. Timberland Bancorp, Inc. may also be referred to as "Timberland" or the "Company." References to "we," "us" and "our" refer to Timberland and, as the context requires, Timberland Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

                Our annual meeting will be held as follows:

                Date:          Tuesday, January 23, 2007
                Time:         1:00 p.m., local time
                Place:         Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington

Matters to Be Considered at the Annual Meeting

                At the meeting, you will be asked to consider and vote upon the following proposal:

                Proposal 1.             Election of three directors of Timberland Bancorp, Inc. for three-year term.

You also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

        We have fixed the close of business on December 1, 2006 as the record date for shareholders entitled to notice of and to vote at our annual meeting. Only holders of record of Timberland's common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Timberland common stock you own. On December 1, 2006, there were 3,725,311 shares of Timberland common stock outstanding and entitled to vote at the annual meeting.

What if My Shares Are Held in "Street Name" by a Broker?

        If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote

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your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposal to elect directors described in this proxy statement is considered a discretionary item under the rules of The Nasdaq Stock Market LLC.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

        We maintain an employee stock ownership plan ("ESOP") which owns 13.2% of Timberland's common stock. Employees of Timberland and Timberland Bank participate in the ESOP. Each ESOP participant may instruct the trustee of the plan how to vote the shares of Timberland common stock allocated to his or her account under the ESOP by completing the voting instruction card distributed by the ESOP trustee. If an ESOP participant properly executes the voting instruction card, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Unallocated shares of Timberland common stock held by the ESOP will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions. Allocated shares for which proper voting instructions are not received will be voted by the trustee as directed by the ESOP administrator.

How Many Shares Must Be Present to Hold the Meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Timberland common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

        If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after February 15, 2007. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Timberland common stock. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. Pursuant to our charter, shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

How Do I Vote at the Annual Meeting?

        Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Timberland common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

        Voting instructions are included on your proxy card. Shares of Timberland common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

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        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

        You may revoke your proxy before it is voted by:

        *        submitting a new proxy with a later date;

        *        notifying the Secretary of Timberland in writing before the annual meeting that you have revoked your proxy; or

        *        voting in person at the annual meeting.

        If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in "street name," you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of December 1, 2006, the voting record date, information regarding share ownership of:

        *       those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Timberland's common stock other than directors and executive officers;

        *       each director and director nominee of Timberland;

        *       each executive officer of Timberland or Timberland Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

        *       all current directors and executive officers of Timberland and Timberland Bank as a group.

        Persons and groups who beneficially own in excess of five percent of Timberland's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to Timberland, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934. To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Timberland's common stock as of the close of business on the voting record date.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, unvested shares in Timberland's Management Recognition and Development Plan, shares held in the Timberland Bank Employee Stock Ownership Plan, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the

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person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

        As of the voting record date, there were 3,725,311 shares of Timberland common stock outstanding.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Timberland Bank
Employee Stock Ownership Plan Trust(2)	491,523	13.2%

Dimensional Fund Advisors, Inc.	301,392 (3)	8.1
1299 Ocean Avenue
Santa Monica, California 90401

Crescent Capital VI, L.L.C.	208,184 (4)	5.6
Jeffrey D. Gow
11624 S.E. 5th Street, Suite 200
Bellevue, Washington 98005

Directors

Andrea M. Clinton	9,204	*
Clarence E. Hamre	88,545	2.4
James C. Mason	8,287	*
Jon C. Parker	38,759	1.0
Ronald A. Robbel	24,784	*
David A. Smith	32,335	*
Harold L. Warren	24,059	*

Named Executive Officers

Michael R. Sand (5)	77,378	2.1
Dean J. Brydon	38,010	1.0
Roger A. Johansen	13,661	*
Michael J. Rasmusson	4,076	*

All Executive Officers and
Directors as a Group (15 persons)	388,638	9.9%
_________
* Less than one percent of shares outstanding.
(1)

The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1999 and 2003 Stock Option Plans: Mr. Hamre, 33,063 shares; Mr. Parker, 19,339 shares; Mr. Robbel, 22,064 shares; Mr. Smith, 25,505 shares; Mr. Warren, 22,064 shares; Mr. Sand, 25,000 shares; Mr. Brydon, 21,450 shares; Mr. Johansen, 9,500 shares; Mr. Rasmusson, 1,500 shares; and all executive officers and directors as a group, 182,085 shares.

(footnotes continued on following page)

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(2)	Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of the voting record date, 271,108 shares have been allocated to participants' accounts. The trustee of the ESOP is Home Federal Bank.
(3)	Information concerning the shares owned by Dimensional Fund Advisors, Inc. was obtained from a Schedule 13F as of September 30, 2006.
(4)	Information concerning the shares owned by Crescent Capital VI, L.L.C. and Mr. Gow was obtained from a Schedule 13D/A dated October 3, 2006. According to this filing, Crescent Capital VI, L.L.C. and Mr. Gow, the managing member of Crescent Capital VI, L.L.C., have sole voting and dispositive power over 208,184 shares.
(5)	Mr. Sand is also a director of Timberland.

PROPOSAL I -- ELECTION OF DIRECTORS

        Our Board of Directors consists of eight members and is divided into three classes. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market LLC. The Board of Directors has determined that all of the members of the Board of Directors are independent, except for Mr. Sand, who serves as President and Chief Executive Officer of Timberland and Timberland Bank, and Mr. Hamre, the former President and Chief Executive Officer of Timberland and Timberland Bank.

        The table below sets forth information regarding each director of Timberland and each nominee for director, including his age, position and term of office. The Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated for election as directors Michael R. Sand, David A. Smith and Harold L. Warren each to serve for a three-year term, or until their respective successors have been elected and qualified. All of our nominees currently serve as Timberland directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

        The Board of Directors recommends a vote "FOR" the election of Messrs. Sand, Smith and Warren each for a three year term.

		Year First Elected or Appointed Director(2)	Term to Expire
Name	Age(1)

Board Nominees

Michael R. Sand	52	1993	2009(3)
David A. Smith	51	2000	2009(3)
Harold L. Warren	72	2002	2009(3)

Directors Continuing in Office

Jon C. Parker	57	1992	2007
James C. Mason	51	1993	2007
Clarence E. Hamre	72	1969	2008
Andrea M. Clinton	49	1996	2008
Ronald A. Robbel	65	2002	2008

(footnotes on following page)

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____________
(1)	As of September 30, 2006.
(2)	Includes prior service on the Board of Directors of Timberland Bank. Each member of our Board of Directors is also a member of the Board of Directors of Timberland Bank.
(3)	Assuming re-election.

        Set forth below is the principal occupation of each nominee for director and each director continuing in office. All nominees and directors have held their present positions for at least five years unless otherwise indicated.

        Michael R. Sand has been affiliated with Timberland Bank since 1977 and has served as President of Timberland Bank and Timberland since January 23, 2003. On September 30, 2003, he was appointed as Chief Executive Officer of Timberland Bank and Timberland. Prior to his appointment as President and Chief Executive Officer, Mr. Sand had served as Executive Vice President and Secretary of Timberland Bank since 1993 and as Executive Vice President and Secretary of Timberland since its formation in 1997.

        David A. Smith is a pharmacist and the owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.

        Harold L. Warren is a Certified Public Accountant and is an employee of the accounting firm of Aiken and Sanders, Inc. P.S.

        Jon C. Parker is a member of the law firm of Parker, Johnson & Parker P.S., Hoquiam, Washington, which serves as general counsel to Timberland Bank and Timberland.

        James C. Mason is the President and owner of the following companies: Mason Timber Company, Mason Trucking Company, Mason Properties, Masco Petroleum, Mason Aviation, Aloha Jet, and MASCO Maritime Fueling, all of which are headquartered in Aberdeen, Washington.

        Clarence E. Hamre is Chairman of the Board of Timberland and Timberland Bank. He has been affiliated with Timberland Bank since 1969 and served as President and Chief Executive Officer of Timberland Bank since 1969 and as President and Chief Executive Officer of Timberland since 1997. In January 2003, Mr. Hamre retired as President of Timberland Bank and Timberland and on September 30, 2003, he retired as Chief Executive Officer of Timberland Bank and Timberland. Following his retirement, Mr. Hamre remained an employee of Timberland and Timberland Bank through February 2004 and provided consulting services as needed.

        Andrea M. Clinton, an interior designer, is the owner of AMC Interiors, Olympia, Washington.

        Ronald A. Robbel is a Certified Public Accountant and is retired.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of Timberland and Timberland Bank conduct their business through meetings of the Boards and through their committees. Both Boards generally meet on a monthly basis, holding additional special meetings as needed. During the fiscal year ended September 30, 2006, the Board of Directors of Timberland held 15 meetings and the Board of Directors of Timberland Bank held 13 meetings. No director of Timberland or Timberland Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

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Timberland's Committees and Committee Charters

        The Board of Directors of Timberland has standing Audit, Nominating and Compensation Committees. The Board has adopted written charters for its Audit and Nominating Committees. You may obtain a copy of these documents free of charge by writing to: Dean J. Brydon, Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550, or by calling (360) 533-4747. Our Audit Committee charter was attached to the 2005 annual meeting proxy statement as Appendix A. Copies of the Audit Committee charter and the Nominating Committee charter are also available on our website at www.timberlandbank.com.

        Audit Committee. The Audit Committee consists of Directors Warren, Robbel and Smith. The Committee meets at least quarterly and on an as needed basis to evaluate the effectiveness of Timberland's internal controls for safeguarding its assets and ensuring the integrity of the financial reporting. The Committee also appoints the independent auditor and reviews the audit report prepared by the independent auditor. The Audit Committee met ten times during the year ended September 30, 2006.

        Each member of the Audit Committee is "independent" in accordance with the requirements for companies quoted on The Nasdaq Stock Market. Directors Warren and Robbel have been designated by the Board of Directors as the "audit committee financial experts," as defined by the SEC. Directors Warren and Robbel are both certified public accountants.

        Nominating Committee. The Nominating Committee currently consists of Directors Clinton, Parker, Robbel and Mason. For the year ended September 30, 2006, the Nominating Committee consisted of Directors Clinton, Smith and Parker. The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring director's terms and openings on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. This Committee met once during the year ended September 30, 2006 and met on November 28, 2006 to determine the nominees for election at the annual meeting. Nominating Committee members receive no additional fees for serving on the Committee.

        Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Timberland. Although Timberland's Nominating Committee Charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our articles of incorporation. Because our articles of incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter. If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals" in this proxy statement.

        Compensation Committee. The Compensation Committee consists of Directors Parker, Mason and Clinton. The Compensation Committee meets annually and on an as needed basis and makes recommendations to the full Board of Directors regarding the personnel, compensation and benefits related matters of Timberland.

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        The Compensation Committee also meets, outside of the presence of Mr. Sand, to discuss his compensation and make its recommendation to the full Board, which then votes on Mr. Sand's compensation. Mr. Sand makes recommendations to the Compensation Committee regarding the compensation of all other executive officers. The Committee considers the recommendations of Mr. Sand and makes its recommendation to the full Board, which then votes on executive compensation. This Committee met four times during the year ended September 30, 2006.

Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings

        The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked "Confidential" to the Board of Directors, Timberland Bancorp, Inc., P.O. Box 697, Hoquiam, Washington 98550. Any communication must state the number of shares beneficially owned by the shareholder making the communication.

        We do not have a policy regarding Board member attendance at annual meetings of shareholders. All of the members of the Board of Directors attended the 2006 Annual Meeting of Shareholders.

Corporate Governance

        We are committed to establishing and maintaining high standards of corporate governance. Our executive officers and Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of our shareholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and The Nasdaq Stock Market LLC. Our Board of Directors will continue to evaluate, and improve our corporate governance principles and policies as necessary and as required.

        Code of Ethics. The Board of Directors has adopted Codes of Ethics for each of Timberland's (i) principal executive officer and senior financial officers; (ii) directors; and (iii) officers and other employees. The Codes of Ethics require individuals to maintain the highest standards of professional conduct. Our Code of Ethics for Timberland's principal executive officer and senior financial officers was filed with the SEC as Exhibit 14 to the Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and is available on our website at www.timberlandbank.com.

DIRECTORS' COMPENSATION

Fees

        For the year ended September 30, 2006, each director, except Director Sand, received a retainer of $1,500 per month, $500 for each regular Board meeting attended, $500 for each Audit Committee meeting attended, and $300 for all other committee meetings (excluding loan committee and nominating committee meetings) attended. Director fees totalled $190,000 for the year ended September 30, 2006. In addition, each director, except Director Sand, may receive a discretionary stock based award based on attendance criteria. There were no stock based awards granted to directors during the year ended September 30, 2006. Each non-employee director was, however, granted 220 shares of restricted common stock under Timberland's Management Recognition and Development Plan in October 2006 for meeting the attendance criteria during the year ended September 30, 2006.

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EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth a summary of certain information concerning the compensation paid by Timberland Bank, including amounts deferred to future periods by the officers, for services rendered in all capacities during the year ended September 30, 2006 to the President and Chief Executive Officer and the four other most highly compensated executive officers who received total annual salary and bonus in excess of $100,000, also known as "named executive officers."

		Annual Compensation			All
				Other Annual	Other
Name and				Compen-	Compen-
Position	Year	Salary	Bonus (1)	sation (2)	sation(3)

Michael R. Sand	2006	$186,375	$32,492	--	$50,110
President and Chief Executive Officer	2005	177,500	27,297	--	44,354
of Timberland and Timberland Bank	2004	150,000	31,782	--	50,118

Dean J. Brydon	2006	102,060	2,613	--	24,978
Executive Vice President, Chief	2005	94,500	2,402	--	22,800
Financial Officer and Secretary of	2004	90,000	2,838	--	23,518
Timberland and Timberland Bank

Roger A. Johansen	2006	111,240	2,989	--	27,043
Executive Vice President and Chief	2005	108,000	2,830	--	24,064
Lending Officer of Timberland Bank	2004	100,000	3,551	--	24,938

Michael J. Rasmusson	2006	105,005	2,737	--	25,710
Senior Vice President of Timberland	2005	98,800	2,683	--	22,035
and Timberland Bank	2004	95,000	3,183	--	23,645

_________
(1)	Bonuses are discretionary and generally are paid in December following the September 30th year end. The bonuses reflected in the table are for the fiscal year that they were paid.
(2)	Does not include certain benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(3)	Amounts for 2006 reflect: for Mr. Sand, employer profit sharing contribution of $16,800, and employer contribution to ESOP (based on the fair market value of the shares) of $33,310; for Mr. Brydon, employer profit sharing contribution of $8,374, and employer contribution to ESOP (based on the fair market value of the shares) of $16,604; for Mr. Johansen, employer profit sharing contribution of $9,066, and employer contribution to ESOP (based on the fair market value of the shares) of $17,977; and for Mr. Rasmusson, employer profit sharing contribution of $8,619, and employer contribution to ESOP (based on the fair market value of the shares) of $17,091.

Option Grants

        No stock options were granted to the Chief Executive Officer and named executive officers during the fiscal year ended September 30, 2006.

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Option Exercise/Value Table

        The following information with respect to options exercised during the fiscal year ended September 30, 2006, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officers.

			Number of Securities Underlying Unexercised Options at Fiscal Year End(#)
					Value of Unexercised
					In-the-Money Options
	Shares Acquired on	Value			at Fiscal Year End($)(1)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Sand	8,350	$141,982	25,000	--	$577,500	$ --
Dean J. Brydon	5,000	85,750	21,450	--	495,495	--
Roger A. Johansen	--	--	9,000	1,000	200,475	22,275
Michael J. Rasmusson	2,500	59,488	1,000	1,500	19,890	29,835

_______________
(1)	Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on September 30, 2006, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

AUDIT COMMITTEE MATTERS

        The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent Timberland specifically incorporates this report therein, and shall not otherwise be deemed filed under these Acts.

        The Audit Committee reports as follows with respect to Timberland's audited financial statements for the fiscal year ended September 30, 2006:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended September 30, 2006 with management of Timberland.

2.	The Audit Committee has discussed with the independent auditor, McGladrey & Pullen, LLP, the matters required to be discussed by Statement on Auditing Standards Board Standard ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of Timberland's financial statements.

3.	The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and Timberland and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of Timberland; and the Audit Committee has discussed with the auditor the auditor's independence from Timberland.

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        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in Timberland's Annual Report on Form 10-K for the fiscal year ended September 30, 2006, for filing with the SEC.

The Audit Committee:

Ronald A. Robbel
David A. Smith
Harold L. Warren (Chairman)

COMPENSATION COMMITTEE MATTERS

        Notwithstanding anything to the contrary set forth in any of Timberland's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation Committee

        The Compensation Committee of Timberland and the Compensation Committee of Timberland Bank ("Committees") administer all policies that govern executive compensation for Timberland and Timberland Bank. Because Timberland has no employees other than Bank employees who perform services on behalf of Timberland without additional compensation, Timberland Bank's Compensation Committee evaluates individual executive performance, compensation policies and salaries. Timberland Bank's Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer of Timberland Bank, while the Chief Executive Officer of Timberland Bank evaluates the performance of other senior officers of Timberland Bank and makes recommendations to the Committee regarding their compensation levels. Timberland's executive compensation policies are intended to retain and attract key executives who are vital to the success of Timberland and Bank by providing a compensation package that is competitive in the financial industry and motivational to each individual executive.

        In making its recommendations, the Committees consider numerous factors, including the past service of such employee, the present and potential contributions of such employee to the success of Timberland and Timberland Bank, and such other factors as the Committees shall deem relevant, including the employee's years of service, position with Timberland and Timberland Bank. In addition the Committees, in their discretion, may review compensation reports prepared by third parties of companies and banks that are of a similar size and in a similar location in order to make its recommendations. The Committees do not apply a formula assigning specific weights to any of these factors when making their determination.

        Currently, the compensation for executive officers consists principally of a base salary and bonus. In addition, Timberland Bank maintains a 401(k) profit sharing pension plan for all qualifying employees and provides opportunities for employee ownership of Timberland Bancorp, Inc. stock through participation in an employee stock ownership plan. Timberland Bank also maintains a deferred compensation agreement with the former Chief Executive Officer, Clarence E. Hamre.

        Base Salary. Timberland Bank's Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from Timberland Bank's Compensation Committee. Annual base salaries are generally effective October 1st of each year. Factors considered in setting base salaries include the executive's performance, Timberland's and Timberland Bank's overall performance and compensation levels in the financial industry, among other factors.

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        Annual Incentive Bonus. Timberland Bank maintains a discretionary bonus plan, which is primarily based on Timberland Bank's net income and various loan goals for each fiscal year. The bonuses are typically paid in December following the September 30th year end. During the year ended September 30, 2006, Chief Executive Officer Michael R. Sand received 0.5% of Timberland Bank's net income for the year ended September 30, 2005, and the remaining employees received 2.84% of Timberland Bank's net income for the year ended September 30, 2005, distributed based upon each employee's salary to total employees' salaries.

        401(k) Profit Sharing Pension Plan. Timberland Bank maintains a tax-qualified 401(k) profit-sharing plan for the benefit of employees with one year of service who have attained age 21. Timberland Bank's annual discretionary contribution was 8% of a qualifying employee's compensation for the year ended September 30, 2006.

        Executive Officer Compensation. During the fiscal year ended September 30, 2006, the base salary of Timberland's Chief Executive Officer, Michael R. Sand, was $186,375. In addition, he received an incentive bonus of $32,492 and was credited with $50,110 in other compensation as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $268,977, which represents an 8.0% increase from the previous year. The Board of Directors believes that Mr. Sand's compensation is appropriate based on Timberland Bank's compensation policy, consideration of salaries for similar positions in the financial industry and Timberland Bank's performance during the fiscal year.

        Compensation Committee of Timberland and Timberland Bank consisting of:

/s/ Andrea M. Clinton
/s/ James C. Mason
/s/ Jon C. Parker

        Compensation Committee Interlocks and Insider Participation. No members of the Compensation Committee were officers or employees of Timberland or any of its subsidiaries during the year ended September 30, 2006, were formerly Company officers or had any relationships otherwise requiring disclosure.

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Performance Graph

        The following graph compares the cumulative total shareholder return on our common stock with the cumulative total return on the Nasdaq U.S. Companies Index and with the SNL $250 to $500 Million Asset Thrift Index, a peer group index. Total return assumes the reinvestment of all dividends and that the value of the Company's Common Stock and each index was $100 on September 30, 2002.

	Period Ending
Index	09-30-00	09-30-02	09-30-03	09-30-04	09-30-05	09-30-06
Timberland Bancorp, Inc.	$100.00	$116.41	$170.48	171.56	173.99	269.54
NASDAQ Composite	100.00	78.49	120.23	128.30	146.51	155.06
SNL $250m-$500 M Thrift Index	100.00	132.95	183.61	206.69	203.23	221.15
* Source: SNL Financial LC, Charlottesville, VA

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Timberland's common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file. Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended September 30, 2006, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have followed a policy of granting loans to our employees, officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee), in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Under Timberland Bank's current employee and director loan benefit program all employees and directors are entitled to the following preferred terms:

          *          Adjustable rate mortgage for personal residence - The rate is 1.5% above Timberland Bank's cost of funds (subject to a floor of 5.25% as of August 1, 2006). No loan fee is charged.
          *          Fixed rate mortgage for personal residence - No loan fee is charged.
          *          Consumer loans - No loan fee is charged. Normal interest rates apply.
          *          Computer purchases - No loan fee is charged. A 3.0% interest rate applies.

        All loans we make to our directors and executive officers are subject to federal regulations restricting loans and other transactions with affiliated persons of Timberland. Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $2.6 million at September 30, 2006, which was 3.3% of our equity at that date. All loans to directors and executive officers were performing in accordance with their terms at September 30, 2006. Total deposits of directors and executive officers were approximately $627,000 at September 30, 2006.

        Director Parker is a member of the law firm of Parker, Johnson & Parker, P.S., which serves as general counsel to Timberland Bank and Timberland. Timberland Bank paid legal fees of $40,537 to Parker, Johnson & Parker, P.S. for services it received during the fiscal year ended September 30, 2006.

INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP as the independent public accounting firm to audit Timberland's financial statements for the fiscal year ending September 30, 2007. McGladrey & Pullen, LLP served as Timberland's independent auditor for the fiscal year ended September 30, 2006. In making its determination to appoint McGladrey & Pullen, LLP as the independent auditor for the 2007 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by McGladrey & Pullen, LLP, other than audit services, is compatible with maintaining the independence of the independent auditor.

        The Audit Committee operates under a written charter adopted by the Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Timberland's independent auditor, the Committee carefully reviews the policies and procedures for the engagement of the independent auditor. The Audit Committee also discussed with McGladrey & Pullen, LLP the overall scope and plans for the audit, and the results of its audit. The Committee also reviewed and discussed with McGladrey & Pullen, LLP the fees paid, as described below.

        A representative of McGladrey & Pullen, LLP is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

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        The following table sets forth the aggregate fees billed to Timberland and Timberland Bank by McGladrey & Pullen, LLP for professional services rendered for the fiscal years ended September 30, 2006 and 2005.

	Year Ended
	September 30,
	2006	2005
Audit Fees (1)	$275,000	$246,000
Audit-Related Fees (2)	26,000	32,000
Tax Fees (3)	15,600	11,600
      ____________
(1)	Includes fees for the annual audit and quarterly reviews of the consolidated financial statements. Also includes fees related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002, regarding Timberland's internal control over financial reporting.
(2)	Includes fees for audits of Timberland's employee benefit plans.
(3)	Includes fees for the preparations of federal tax returns.

Pre-approval Policy

        The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors. All of the services provided by McGladrey & Pullen, LLP described above were approved by the Audit Committee.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

Proxy Solicitation Costs

        We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. We have engaged Regan & Associates, Inc. to assist in distributing proxy materials and contacting record and beneficial owners of Timberland's common stock, and have agreed to pay a fee of $8,000, including out-of-pocket expenses, for its services to be rendered on behalf of Timberland.

Annual Reports and Financial Statements

        Our annual report to shareholders, including financial statements, will be mailed on or about December 14, 2006 to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue,

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Hoquiam, Washington 98550. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

        In addition, a copy our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 is available to each record and beneficial owner of Timberland's common stock without charge upon written request to the Secretary at the address given above.

SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at next year's annual of shareholders must be received at the executive office at 624 Simpson Avenue, Hoquiam, Washington 98550, no later than August 17, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our articles of incorporation and bylaws.

        Our articles of incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the Meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by December 22, 2006. As specified in the articles of incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's name, age, business address and number of shares of common stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Dean J. Brydon

DEAN J. BRYDON
CORPORATE SECRETARY

Hoquiam, Washington
December 14, 2006

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REVOCABLE PROXY
TIMBERLAND BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 23, 2007

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 23, 2007, at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated.

VOTE
		FOR	WITHHELD
1.	The election as director of the nominees	[ ]	[ ]
listed below (except as marked to the
contrary below).

Michael R. Sand
David A. Smith
Harold L. Warren

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.
______________________________

2.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote "FOR" the above proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders, and the 2006 Annual Report to Shareholders.

Dated: ___________________________, ______

_____________________________	_____________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

_____________________________	_____________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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